Exhibit 10.2

AMENDMENT TO MASTER LOAN AND SECURITY AGREEMENT NO. 4180 DATED MARCH 31, 2016

Borrower and Lender agree to amend the foregoing Agreement as follows:

The last sentence of Section 6 of the Agreement is deleted and replaced with:

"Permitted Liens" means liens held by Lender and Commerce Bank & Trust Company.

Except as set forth above, the Agreement remains unmodified and in full force and effect, Borrower's obligations thereunder are hereby ratified and confirmed.

LENDER:
PEOPLE'S CAPITAL AND LEASING CORP.
 /s/ Melissa A. Curtis
BY: Melissa A. Curtis
TITLE: Vice President

BORROWER:
RANOR, INC.
 /s/ Tom Sammons
BY: Tom Sammons
TITLE: CFO